                                                                   Exhibit 10.27

              Confidential material omitted and filed separately
                 with the Securities and Exchange Commission.
                      Asterisks denote such omissions.






                             RESEARCH COLLABORATION

                                       and

                                LICENSE AGREEMENT

                                     between


                                    BAYER AG

                                       AND

                          CAMBRIDGE NEUROSCIENCE, INC.

                                TABLE OF CONTENTS


1.   DEFINITIONS...............................................................1

     1.1   Meaning.............................................................1

     1.2   Affiliates..........................................................1

     1.3   CNSI Know How.......................................................1

     1.4   CNSI Patent Rights..................................................2

     1.5   CNSI Technology.....................................................2

     1.6   Competitive Product.................................................2

     1.7   Cost of Research....................................................2

     1.8   Data................................................................2

     1.9   Decision Point......................................................3

     1.10  Effective Date......................................................3

     1.11  Field...............................................................3

     1.12  Improvements........................................................3

     1.13  Launch..............................................................3

     1.14  Licensed Technology.................................................3

     1.15  Major Market........................................................3

     1.16  Market Approval.....................................................3

     1.17  Net Sales...........................................................3

     1.18  Phase I Study.......................................................3

     1.19  Phase III Study.....................................................3

     1.20  Primary Indication..................................................4

     1.21  Product.............................................................4

     1.22  Research Steering Committee.........................................4

     1.23  Research Protocol...................................................4

     1.24  Territory...........................................................4

2.   RESEARCH AND DEVELOPMENT..................................................4

     2.1   Research Steering Committee.........................................4

           2.1.1    Formation..................................................4

           2.1.2    Membership.................................................4

           2.1.3    Voting Powers..............................................4

           2.1.4    Meetings...................................................5

           2.1.5    Functions and Authority....................................5

           2.1.6    Expenses...................................................6

           2.1.7    Dispute Resolution.........................................6

           2.1.8    Disbanding.................................................6

     2.2   CNSI Research.......................................................6

           2.2.1    Representation.............................................6

           2.2.2    Scope of Research..........................................6

           2.2.3    Payment....................................................6

           2.2.4    Records and Audits.........................................6

           2.2.5    Subcontracting.............................................7

           2.2.6    Subcontractee Improvements.................................7

           2.2.7    Independent Contractor.....................................7

           2.2.8    Technology Transfer........................................7

           2.2.9    Research Warranty..........................................8

           2.2.10   Records and Reports........................................8

           2.2.11   Rights in DATA.............................................8

     2.3   BAYER Research and Development......................................8

           2.3.1    Scope of Research..........................................8

           2.3.2    Development Studies........................................8

           2.3.3    Contracted Clinical Trials.................................8

           2.3.4    Regulatory Filings.........................................8

           2.3.5    Assistance.................................................9

           2.3.6    Costs......................................................9

           2.3.7    Reporting..................................................9

           2.3.8    Diligence..................................................9

     2.4   Research Publications...............................................9

3.   LICENSE GRANT

     3.1   CNSI Grant of Patent Rights........................................10

     3.2   Term of Grant......................................................10

     3.3   Reservation of Rights CNSI.........................................10

     3.4   CNSI Grant of Rights in Know How...................................10

     3.5   CNSI Funded Research...............................................10

     3.6   Term of Grant......................................................11

     3.7   BAYER Grant of Rights..............................................11

     3.8   Bankruptcy or Insolvency...........................................11

4.   LICENSE FEE, MILESTONES AND ROYALTIES....................................11

     4.1   Consideration for License Granted..................................11

     4.2   Milestone Payments.................................................11

     4.3   Royalty Payments...................................................12

           4.3.1    Royalties for Patent Rights...............................12

           4.3.2    Royalties for Know How....................................13

           4.3.3    CNSI Royalties............................................14

           4.3.4    Default on Third Party Contract...........................14

           4.3.5    License to Third Party Patent Rights......................14

           4.3.6    Cap on Royalties..........................................14

     4.4   Accounting Records and Procedures..................................14

           4.4.1    Royalties Payments........................................14

           4.4.2    Currency..................................................15

           4.4.3    Records and Audits........................................15

           4.4.4    Confidentiality of Financial Reports......................15

           4.4.5    Payment of Taxes..........................................15

           4.4.6    Sublicensees..............................................15

           4.4.7    Non-Product Related Sublicenses...........................16

5.   SUPPLY OF MATERIAL

     5.1   Research Material..................................................16

     5.2   Other Material.....................................................16

     5.3   BAYER Cost of Manufacture..........................................16

6.   PRODUCT COMMERCIALIZATION................................................16

     6.1   Right to Commercialize.............................................16

     6.2   Co-Promotion.......................................................16

     6.3   Cost of Commercialization..........................................16

     6.4   Product Liability..................................................17

     6.5   Trade Marks........................................................17

7.   CONFIDENTIALITY..........................................................17

     7.1   Definition.........................................................17

     7.2   Obligations........................................................17

     7.3   Exceptions.........................................................17

     7.4   Term of Confidentiality............................................18

     7.5   Return of Information..............................................18

     7.6   Business Publications..............................................18

8.   INVENTIONS AND PATENTS...................................................18

     8.1   Rights In Inventions...............................................18

     8.2   Sole Inventions....................................................18

     8.3   Joint Inventions...................................................19

     8.4   Invention Disclosure...............................................19

     8.5   Know-how...........................................................19

     8.6   CNSI Patent Maintenance............................................19

     8.7   BAYER Patent Maintenance...........................................19

     8.8   BAYER/CNSI Patents.................................................19

     8.9   Assignment of Rights...............................................19

     8.10  No Waiver..........................................................19

     8.11  Cost of CNSI Patents...............................................19

     8.12  Reimbursement of Costs.............................................20

     8.13  No Further Interest in Patents/Applications........................20

9.   PATENT INFRINGEMENT......................................................20

     9.1   Infringement by Third Parties......................................20

           9.1.1    Notification..............................................20

           9.1.2    Initiating Proceedings....................................20

           9.1.3    Distribution of Awards....................................20

           9.1.4    Voluntary Disposition.....................................21

     9.2   Claims Against Licensed Technology.................................21

           9.2.1    Notice....................................................21

           9.2.2    Damages...................................................21

           9.2.3    Patent Indemnification....................................21

10.  TERM AND TERMINATION.....................................................22

     10.1  Term and Expiration................................................22

     10.2  Termination by CNSI................................................22

     10.3  Termination by BAYER...............................................22

           10.3.1   Upon Written Notice.......................................22

           10.3.2   Duty to Mitigate..........................................22

           10.3.3   Without Cause.............................................23

           10.3.4   With Cause................................................23

           10.3.5   Termination Upon Reorganization...........................23

     10.4  Disposition of Inventory...........................................23

11.  REPRESENTATIONS AND WARRANTIES...........................................24

     11.1  Corporate Existence and Power......................................24

     11.2  Authorization and Enforcement of Obligations.......................24

     11.3  Consents...........................................................24

     11.4  No Conflict........................................................24

     11.5  Authorization of Obligations.......................................24

     11.6  CNSI Representations...............................................24

     11.7  Certain Covenants of CNSI and BAYER................................25

12.  MISCELLANEOUS............................................................25

     12.1  Indemnification....................................................25

           12.1.3   Force Majeure.............................................26

           12.1.4   Survival..................................................26

           12.1.5   Notice....................................................26

     12.2  Waivers............................................................26

     12.3  Applicable Law.....................................................26

     12.4  Dispute Resolution.................................................27

     12.5  Assignment.........................................................27

     12.6  Severability.......................................................27

     12.7  Integration Clause.................................................27

     12.8  Amendment of Agreement.............................................27



     APPENDICES

     Appendix 1 CNSI KNOW HOW.................................................29

     Appendix 2 CNSI PATENT RIGHTS............................................37

     Appendix 3 RESEARCH PROTOCOL.............................................39

     Appendix 4 CNSI THIRD PARTY CONTRACTS....................................47

Appendix 5 CNSI SUBCONTRACTEES AND PROPOSED BUDGET............................55

                             RESEARCH COLLABORATION
                              AND LICENSE AGREEMENT

         This Agreement is between Cambridge NeuroScience, Inc., a Delaware corporation, with offices located at One Kendall Square, Building 700, Cambridge, MA 02139 ("CNSI"), and Bayer AG, a German corporation, on behalf of its Pharmaceutical Division, with offices located at D-51368 Leverkusen, Germany ("BAYER").

         WHEREAS CNSI owns or is the exclusive licensee, through the*******************************************************, of certain technology and patent rights relating to glial growth factor 2 ("GGF2"), its manufacture and use for the treatment of multiple sclerosis and other pharmaceutical indications;

         WHEREAS CNSI and BAYER are interested in forming a collaboration concerning the research, development, manufacture and commercialization of GGF2 product(s) where, generally, CNSI would license certain patent rights exclusively to BAYER, CNSI and BAYER both would collaborate on GGF2 research, and BAYER could develop, manufacture and commercialize GGF2 product(s) worldwide.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the Parties hereto agree as follows:

                                    Article 1
                                   DEFINITIONS

1.1 Meaning: Whenever a term is written in this Agreement with capital letters, it shall have the following meaning.

1.2 AFFILIATES. shall mean any business entity which directly or indirectly controls, is controlled by, or is under common control with either Party to this Agreement. A business entity shall be deemed to "control" another business entity if it owns, directly or indirectly, more than fifty percent of the outstanding voting securities, capital stock, or other comparable equity or ownership interest of such business entity. If the laws of the jurisdiction in which such entity operates prohibit ownership by a Party or more than fifty percent (50%) , control shall be deemed to exist at the maximum level of ownership allowed by such jurisdiction.

1.3 CNSI KNOW HOW: shall mean all information and data including but not limited to formulae, protocols, techniques and results of experimentation and testing, which, except for published patent applications which are also included within this definition, is generally not known to the public, and in which CNSI holds rights, and which provides or may provide a competitive advantage in relation to research, development, manufacture, use and/or sale of PRODUCT. CNSI KNOW HOW includes that information which exists at the EFFECTIVE DATE and in which CNSI has either ownership or licensed rights such as those which arise directly out of CNSI's conduct, or out of its contract service providers conduct under previous agreements between CNSI and other parties (see Appendix 4, CNSI Third Party Contracts). CNSI KNOW HOW also includes all IMPROVEMENTS which arise after the EFFECTIVE DATE either out of CNSI's or its contract service providers conduct under this Agreement. CNSI KNOW HOW includes that information which is not the subject of any patent application, as well as that information which is the subject of a patent application that has not yet issued. Such patent applications that have not issued as of the EFFECTIVE DATE are included in Appendix 1, which is incorporated herein. Appendix 1 shall be updated periodically to include CNSI KNOW HOW embodied in patent applications arising after the EFFECTIVE DATE and during the term of this Agreement, and CNSI KNOW HOW that is the subject of a patent application shall be deemed to be and shall be transferred from Appendix 1 to Appendix 2 (CNSI PATENT RIGHTS) upon grant.

1.4 CNSI PATENT RIGHTS: shall mean all rights held by CNSI in any of the following patents: any patent issuing on any patent application identified in Appendix 1, as well as any patent issuing from any continuing applications of the patents listed in Appendix 2, such applications including any divisions, continuations, and continuation-in-part applications, as well as any patents issuing on any reissue and/or reexamination application, and including any Patent Term Restoration of any such patents. CNSI PATENT RIGHTS also includes any foreign patents which correspond to or are generally equivalent to those described above, and includes any patents in which CNSI holds rights that claim IMPROVEMENTS. This definition includes CNSI's interest in any patent rights CNSI may have in any joint invention with BAYER or a third party, and includes any third party patent rights licensed by CNSI that relate to CNSI TECHNOLOGY and (a) that exist at the EFFECTIVE DATE and (b) that arise after the EFFECTIVE DATE (i.e., IMPROVEMENTS). CNSI PATENT RIGHTS that exist as of the EFFECTIVE DATE are listed in Appendix 2, which is attached hereto and incorporated herein. The Parties intend that Appendix 2 include all CNSI patent rights that relate to CNSI TECHNOLOGY in the FIELD and are in existence at the EFFECTIVE DATE, as well as all CNSI patent rights arising under this Agreement. If at any time it is discovered that such CNSI PATENT RIGHTS are not but should be included in Appendix 2, the Parties agree to amend Appendix 2 accordingly, and such amendment will be incorporated herein and shall supersede any previous Appendix 2.

1.5 CNSI TECHNOLOGY: shall mean GGF2 , neuregulin-1, DNA sequences, protein(s) and other related materials covered by CNSI PATENT RIGHTS or CNSI KNOW HOW, any modification and fraction thereof, including any preparation containing GGF2, and/or any modification and/or fraction thereof, as well as all materials relating to the manufacture, use and/or delivery (including gene delivery) of GGF2, modifications and/or fractions thereof. This definition includes the following : cDNA, genomic DNA, vectors, cell lines and probes which relate to GGF2, any modification and/or fraction thereof that CNSI owns or otherwise holds rights in as of the EFFECTIVE DATE. This definition includes any and all IMPROVEMENTS. *********************************.

1.6 COMPETITIVE PRODUCT : shall mean any drug product(s) that promotes the growth and differentiation of glial cells and is used for the treatment of a PRIMARY INDICATION or other indication contemplated hereunder, that is sold by one or more third party which is not a Bayer sublicensee or Affiliate, and the individual or cumulative sales or other distribution of such third party product(s), in a given calendar year in the applicable country, are equivalent to ******************or more of NET SALES of PRODUCT in such country,

1.7 COST OF RESEARCH: shall mean actual costs incurred by CNSI for conducting research hereunder calculated by adding (a) all out of pocket costs incurred in a calendar year that are directly related to research conducted by CNSI hereunder, as verified by itemized invoices therefor, and (b) the cost of CNSI personnel who actively conduct research in a calendar year hereunder at the annualized rate of *************per full-time personnel for either Ph.D. or technical personnel, calculated as a percent of the full time rate, depending on what percent of time was actually spent conducting research hereunder in a calendar year. The sum of (a) and (b) includes all direct and indirect costs of CNSI hereunder.

1.8      DATA:  is defined in Article 2.2.10 (Records and Reports).

1.9      DECISION POINT: is not a defined term in this Agreement.

1.10 EFFECTIVE DATE: The date of the last signature required below or the date of any required United States governmental approval or registration of this transaction, whichever is later.

1.11 FIELD : shall mean all uses of the CNSI TECHNOLOGY in animals, including humans, including but not limited to all therapeutic, prophylactic, and diagnostic uses, except this definition does not include the field of *************

1.12 IMPROVEMENTS: shall mean any information and/or material including, not by way of limitation, know-how, discoveries, technology and information of any type whatsoever, compositions, methods, processes, techniques and the uses thereof, whether patented or not, that arise after the EFFECTIVE DATE out of conduct by CNSI and/or its subcontractees as a result of conduct under this Agreement. IMPROVEMENTS include any sole CNSI IMPROVEMENT, and any CNSI IMPROVEMENT held jointly with BAYER or with any subcontractee, as well as any subcontractee IMPROVEMENT in which CNSI has or may obtain rights during this Agreement.

1.13 LAUNCH: shall mean the date of the first invoice for the sale of PRODUCT in a MAJOR MARKET after receipt of governmental approval to sell PRODUCT in that market.

1.14 LICENSED TECHNOLOGY: shall mean that CNSI TECHNOLOGY, the use of which, but for the licenses granted hereunder, would infringe CNSI PATENT RIGHTS or misappropriate CNSI KNOW HOW.

1.15 MAJOR MARKET: shall mean the United States, United Kingdom, Germany, or France.

1.16 MARKET APPROVAL: shall mean, for each country in which sales of PRODUCT is contemplated, the date upon which the last of all governmental approvals required for the sale of PRODUCT in that country has been granted.

1.17 NET SALES: shall mean the invoiced sales price billed to third party customers by BAYER, its AFFILIATES and sublicensees less (a) actual credits, allowances, discounts (including trade, cash, and quantity discounts), and rebates to (including documented price reduction programs) and charge backs from the account of such third party customer for spoiled, damaged, out-dated, recalled or returned PRODUCT;
         (b) amounts equivalent to five percent (5%) of the invoiced sales price for PRODUCT as an allowance for transportation and insurance costs, and
         (c) all direct taxes including sales, value-added and other direct taxes incurred, as well as all customs fees, duties, surcharges and other governmental charges incurred in connection with the exportation or importation of PRODUCT for sale as far as they are not charged separately to third party customers.

1.18 PHASE I STUDY: shall mean the first study designed for introduction of a PRODUCT into humans for the primary purpose of determining the safety of the PRODUCT.

1.19 PHASE III STUDY: shall mean the first study designed for administration of PRODUCT to a number of human patients adequate to produce statistically significant evidence of efficacy and designed for the primary purpose of proving the efficacy of PRODUCT in order to obtain approval of the Biological License Application therefor, or any equivalent approval in any MAJOR MARKET.

1.20 PRIMARY INDICATION: shall mean therapeutic or prophylactic uses relating to multiple sclerosis and/or peripheral neuropathy. This definition does not include any reference to diagnostic uses of LICENSED TECHNOLOGY.

1.21 PRODUCT: shall mean that LICENSED TECHNOLOGY that is advanced for development and/or sold by or on behalf of BAYER under this Agreement.

1.22 RESEARCH STEERING COMMITTEE: shall mean the committee comprising representatives of CNSI and BAYER as defined in Article 2.1.

1.23 RESEARCH PROTOCOL: shall mean the program of research as described in Appendix 3, which is incorporated herein, as revised from time to time as authorized in this Agreement. The RESEARCH PROTOCOL is designed to acquire sufficient efficacy and safety information to enable BAYER to determine whether recombinant human GGF2 (rhGGF2) should be nominated for clinical development. A series of preclinical experiments including in vitro studies as well as animal models of Multiple Sclerosis and/or other indications will be conducted. Identification of potential target cells and issues of toxicity including the induction of hyperplasia and potential carcinogenic effects will be determined. This work will include an initial, scaleable manufacturing process for rhGGF2. Except for the above description, if there is any material conflict between the terms of Appendix 3 (Research Protocol) and the terms of the rest of this Agreement, then the Parties agree that the rest of the Agreement, and not Appendix 3, shall control.

1.24     TERRITORY:  shall mean all countries in the world.

                                    Article 2
                            RESEARCH AND DEVELOPMENT

2.1      RESEARCH STEERING COMMITTEE

         2.1.1 Formation: Promptly after the EFFECTIVE DATE, the Parties shall form a RESEARCH STEERING COMMITTEE for the purpose of overseeing and managing research conducted by both Parties under the RESEARCH PROTOCOL, up to completion of conduct required to be conducted by CNSI and funded by BAYER hereunder.

         2.1.2 Membership: The RESEARCH STEERING COMMITTEE shall be composed of up to three (3) representatives of CNSI and three (3) representatives of BAYER. One (1) of each party's three representatives shall serve as co-chair of the COMMITTEE. Each co-chair shall be authorized by her/his company to make decisions with respect to matters within the scope of the RESEARCH STEERING COMMITTEE's functions and power as described in Article 2.1.5 (Functions and Authority). The initial members of the RESEARCH STEERING COMMITTEE shall be:

                      for CNSI                                    for BAYER
                  co-chair: ********                          co-chair: ********
                  member: **********                          member: **********
                                                              member: **********


         2.1.3 Voting Powers: Unless specifically stated to the contrary in this Article 2.1 (Research Steering Committee), Bayer shall have one vote and CNSI shall have one vote regarding any action to be taken by the RESEARCH STEERING COMMITTEE. Each Party's vote shall be given by each Party's respective co-chair. Any action authorized by the RESEARCH STEERING COMMITTEE must be authorized by unanimous vote of both co-chairs and shall be recorded in the meeting minutes following the authorization.

         2.1.4 Meetings: The RESEARCH STEERING COMMITTEE shall meet not less than once a quarter during the term of BAYER's funding of CNSI research hereunder, on such dates and at such times and places as are agreed to by the RESEARCH STEERING COMMITTEE. Responsibility for arranging the meetings, including, at least, providing notice and an agenda and providing minutes of the meeting, shall alternate between the Parties. The first meeting will take place as soon as practicable after the EFFECTIVE DATE, but in no event later than forty-five (45) days after the EFFECTIVE DATE, and will be organized by BAYER. Meetings may be conducted in person or by telephone conference, and the RESEARCH STEERING COMMITTEE may act without a meeting if, prior to such action, a written consent thereto is signed by each co-chair. Except for Article 2.1.3. (Voting Powers), the RESEARCH STEERING COMMITTEE may amend or expand upon the foregoing procedures for its internal operation by co-chair agreement.

2.1.5    Functions and Authority:

         2.1.5.1 The RESEARCH STEERING COMMITTEE shall manage and coordinate research conducted by each Party under the RESEARCH PROTOCOL.

         2.1.5.2 Each Party shall provide the RESEARCH STEERING COMMITTEE with a copy of DATA it generates under the RESEARCH PROTOCOL. The COMMITTEE shall treat this DATA as confidential under the terms of Article 7 (Confidentiality) of this agreement and shall be used for the sole purpose of furthering the purpose of this Agreement. The RESEARCH STEERING COMMITTEE has the authority to review DATA submitted by each Party and amend the RESEARCH PROTOCOL as described in Article 2.1.5.3 on the basis of that DATA and/or other information, if necessary, according to its best judgment.

         2.1.5.3 To be authorized, any amendment to the RESEARCH PROTOCOL shall be in writing, signed and dated by each co-chair. The RESEARCH STEERING COMMITTEE shall retain copies of all such amended signed versions of the RESEARCH PROTOCOL generated during the term of this Agreement, and each shall become incorporated herein by reference as of the date of last signature required thereto.

         2.1.5.4 The RESEARCH STEERING COMMITTEE does not have the authority to amend the RESEARCH PROTOCOL in a manner
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************

         2.1.5.5 The RESEARCH STEERING COMMITTEE has the sole authority to authorize transfer of any material that incorporates and/or includes LICENSED TECHNOLOGY to any third party during the term of the RESEARCH STEERING COMMITTEE. Such authorization shall be through the RESEARCH STEERING COMMITTEE's approval of appropriate research, material transfer, or other agreements hereunder. After the RESEARCH STEERING COMMITTEE disbands according to Article 2.1.8 (Disbanding) and during the term of the Agreement, BAYER shall have the sole right to transfer any material that is LICENSED TECHNOLOGY.

                  2.1.5.6 The RESEARCH STEERING COMMITTEE shall have further functions and authority as are stated in Article
                           2.2.5 (Subcontracting).

         2.1.6 Expenses: Each Party shall be responsible for its own RESEARCH STEERING COMMITTEE members' expenses.

         2.1.7 Dispute Resolution: In the event of a dead-lock regarding any issue within the RESEARCH STEERING COMMITTEE's powers, the RESEARCH STEERING COMMITTEE shall present the issue to the President of Bayer AG's Pharmaceutical Division and to the President of Cambridge NeuroScience, Inc. who shall attempt to resolve the deadlock in good faith. If no resolution is reached between these two individuals, then BAYER's decision shall control.

         2.1.8 Disbanding: On or before sixty (60) days after CNSI's completion of the research funded by BAYER hereunder, the RESEARCH STEERING COMMITTEE shall disband and have no further duties or authority. Upon the disbanding of the RESEARCH STEERING COMMITTEE, each Party may keep all DATA, meeting minutes and authorized RESEARCH PROTOCOL amendments received during RESEARCH STEERING COMMITTEE membership, as long as such information is treated according to Articles 2.2.11 (Rights in Data) and Article 7 (Confidentiality).

2.2      CNSI RESEARCH

         2.2.1 Representation: CNSI represents that it has the expertise, facilities and personnel to carry out and/or monitor third party research described in the RESEARCH PROTOCOL in a manner that is safe and that protects the confidentiality of the research conducted hereunder and the results generated therefrom in a manner that is consistent with the terms of this Agreement.

         2.2.2 Scope of Research: CNSI shall conduct and/or monitor third party research generally in the area of efficacy studies relating to PRODUCT. CNSI's specific responsibilities regarding such research are described in the RESEARCH PROTOCOL which is attached hereto as Appendix 3, and incorporated herein.

         2.2.3 Payment: BAYER will pay CNSI its COST OF RESEARCH not to exceed one million dollars ($1,000,000) for CNSI to complete the purpose and procedures for which it is responsible, according to the RESEARCH PROTOCOL. CNSI will pay third party subcontractees that perform services under this Agreement out of this one million dollar payment generally as described in Appendix 5 (CNSI Subcontractees and Proposed Budget). On or before January 11, 1999, BAYER shall pay CNSI five hundred thousand dollars ($500,000) of the maximum one million dollar payment for research already committed to or conducted by CNSI prior to the EFFECTIVE DATE. Starting April 1, 1999, CNSI shall invoice BAYER quarterly for COST OF RESEARCH incurred during the previous quarter, and BAYER shall pay the invoice amount within thirty (30) days of receipt of the invoice.

         2.2.4 Records and Audits: CNSI will maintain accounting records in such form and detail as to substantiate CNSI's accounting of COST OF RESEARCH. CNSI shall make those records available for audit by a mutually agreeable nationally recognized accounting firm at BAYER's written request and expense. CNSI shall preserve its records for any calendar year for a period of three years or until the period for completion of tax audits for any calendar year has expired, whichever is longer.

         2.2.5 Subcontracting: Prior to the RESEARCH STEERING COMMITTEE's being disbanded under Article 2.1.8 (Disbanding), either Party may contract with, manage, and be responsible for certain subcontractees performance of the respective Party's research obligations, in whole or in part, under the RESEARCH PROTOCOL. Such subcontracting by CNSI shall be funded under the research payments in Article 2.2.3 (Payment). Any and all such subcontract(s) are subject to the RESEARCH STEERING COMMITTEE's prior approval of the subcontractee as well as of the actual written agreement that shall control such subcontract transaction, and are subject to the subcontractee's agreement to assume all applicable obligations of this Agreement relating to research conducted hereunder. Approval of any particular subcontractee (except that subcontractees listed in Appendix 5 (CNSI Subcontractees) are already deemed approved), and of terms of any particular agreement shall be made in a timely manner in a writing signed by both co-chairs of the RESEARCH STEERING COMMITTEE or his/her respective delegate.

         2.2.6    Subcontractee Improvements:
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************

         2.2.7 Independent Contractor: Execution of CNSI's responsibilities under the RESEARCH PROTOCOL is solely under the direction and control of CNSI as an independent contractor, and not as an employee of BAYER. CNSI will provide whatever is necessary for completion of the RESEARCH PROTOCOL except for any material to be provided by BAYER which is specifically identified in the RESEARCH PROTOCOL or elsewhere in this Agreement as such.

         2.2.8 Technology Transfer: BAYER's representatives may consult informally with CNSI personnel and/or subcontractees at reasonable times during the term of this Agreement. Except for supply of MATERIAL, which is controlled by Article 5 (Supply of Material), CNSI shall, at BAYER's request, deliver to BAYER reasonable quantities of representative materials developed by CNSI under the RESEARCH PROTOCOL, and also provide timely technical assistance to BAYER to ensure transfer of any technology developed under this Agreement in sufficient detail to enable BAYER to readily practice any license or right granted in this Agreement.

         2.2.9 Research Warranty: CNSI warrants that no materials, ideas, reagents, methods, or supplies proprietary to any entity other than CNSI shall be used in the course of CNSI's conduct of its responsibilities under the RESEARCH PROTOCOL without the express written consent of BAYER, unless CNSI shall first obtain those rights from said entity and include such rights in its grant of CNSI PATENT RIGHTS and/or CNSI KNOW HOW of
                  Article 3 (License Grant).

         2.2.10 Records and Reports: Each Party shall keep complete, accurate and authentic accounts, notes, technical reports, raw data, IMPROVEMENTS, information and records of the work performed by that Party or its subcontractee(s) under the RESEARCH PROTOCOL (collectively, "DATA") and shall provide the RESEARCH STEERING COMMITTEE with quarterly reports thereof promptly after the end of each quarter. Each Party shall also submit to the RESEARCH STEERING COMMITTEE a comprehensive final report within ninety (90) days after expiration or termination of the research period.

         2.2.11   Rights in DATA:

                  **************************************************************
                  CNSI shall treat all DATA as confidential according to Article 7 (Confidentiality). If BAYER terminates this Agreement under
                  Article 10.3.3 (Without Cause), then, except where this Agreement is to the contrary, BAYER may grant or share ownership of DATA with CNSI, and BAYER's granting or sharing of such rights to DATA will not be unreasonably withheld.

2.3      BAYER Research and Development

         2.3.1 Scope of Research: BAYER shall conduct research generally in the area of process and product development of PRODUCT. BAYER's specific responsibilities regarding such research are described in the RESEARCH PROTOCOL which is incorporated herein. BAYER shall be responsible for its costs of research hereunder.

         2.3.2 Development Studies: BAYER also has the right to and will be solely responsible for conducting, or having conducted, all studies relating to the clinical development of PRODUCT for commercialization. BAYER will provide whatever is necessary for conducting such development studies, including PRODUCT manufactured by BAYER.

         2.3.3 Contracted Clinical Trials: During development of PRODUCT, if BAYER, at its sole discretion, decides to contract out any clinical trial(s) of PRODUCT, and, if CNSI demonstrates that it has the personnel and experience necessary, in BAYER's opinion, to conduct such work in a competent, timely and cost-effective manner, then BAYER will consider contracting with CNSI to perform such trials, in part or in their entirety, on behalf of BAYER. Any such agreement, to be binding and enforceable, shall be the subject of a separate written contract.

         2.3.4 Regulatory Filings: BAYER shall be responsible for the preparation, submission and prosecution of all regulatory authority filings and applications required to obtain all necessary marketing and pricing approvals to commercially sell and use PRODUCT in each country in the TERRITORY in which BAYER will sell

                  PRODUCT. BAYER shall be the owner and party of record for all such filings and applications.

         2.3.5 Assistance: CNSI agrees to provide timely assistance as requested by BAYER and as reasonably necessary in preparation and prosecution of such filings and applications as described in Article 2.3.4 (Regulatory Filings).

         2.3.6 Costs: BAYER shall be responsible for its costs associated with preparation, submission and prosecution of all filings and applications required. BAYER shall reimburse CNSI for any reasonable expenses pre-approved by BAYER and actually incurred by CNSI as a result of CNSI's providing such assistance as is described in Article 2.3.5 (Assistance).

         2.3.7 Reporting: At least in January and July of each year during the term of this Agreement until all PRODUCT approvals hereunder are obtained, BAYER shall provide CNSI with a written summary report which shall describe the progress of the following: the clinical development and testing of PRODUCT in clinical trials, all regulatory filings and submissions made, and all approvals obtained. Such reports and information shall be received by CNSI subject to the obligations of
                  Article 7 (Confidentiality).

         2.3.8 Diligence: BAYER shall diligently proceed with the development, manufacture and sale of any and all PRODUCTS that are approved for advancement and/or commercialization by BAYER's management according to BAYER's standard business practice for similar products of similar indication in similar sized markets in the MAJOR MARKETS, and, as development progresses, that are approved for commercialization by appropriate regulatory agencies.

         2.3.9 Excused Performance: In addition to the terms of Article 12.2 (Force Majeure), BAYER's diligent development, manufacture and/or sale of PRODUCT is expressly conditioned upon the continuing absence of any adverse condition relating to the safety or efficacy of PRODUCT which, in BAYER's opinion, materially limits, reverses or restricts the development and/or marketing of PRODUCT. BAYER's obligations to diligently develop any PRODUCT that demonstrates such an adverse condition shall be delayed or suspended so long as any such condition exists.

2.4 Research Publications: Subject to the restrictions of confidentiality and restricted use set forth in this Agreement, in the event either Party wants to publish research data and/or information, including DATA, that directly relates to CNSI TECHNOLOGY and/or arises out of conduct under the RESEARCH PROTOCOL, whether in writing or orally, each Party shall cooperate to achieve a mutually acceptable publication in a timely manner, and the Parties shall follow standard procedures used in scientific journals regarding authorship and acknowledgments. The publishing Party shall take reasonable steps to allow the other Party to provide comments and/or proposed modifications to the proposed publication and/or to request a reasonable delay in publication in order to protect patentable information including IMPROVEMENT(s). Such steps include, but are not limited to, submission of any and all proposed research publications that relate to the CNSI TECHNOLOGY and/or DATA to the other Party at least forty five (45) days prior to any disclosure to any outside party. The publishing Party agrees to postpone publication of any sole or joint IMPROVEMENT for up to ninety
         (90) days from the date BAYER received the proposed publication in order to first protect potential global patent rights to such IMPROVEMENT(s). Any information that the RESEARCH STEERING COMMITTEE deems should not be published but should be held as a trade secret shall not be published, and shall be so held during the term of this Agreement. In any event, the publishing Party must get written consent from the other Party prior to publication of any CONFIDENTIAL INFORMATION that belongs to the other Party. In the event that agreement(s) between CNSI and a third party concerning the subject matter of this Agreement are already signed by both CNSI and the third party before the EFFECTIVE DATE, and such agreement(s) contain terms regarding publication of DATA that conflict with the terms in this
         Article 2.4 (Research Publications), then CNSI shall promptly so advise BAYER in order to allow for a timely review of the proposed publication by BAYER.

                                    Article 3
                                  LICENSE GRANT

3.1 CNSI Grant of Patent Rights: CNSI hereby grants BAYER and its AFFILIATES as designated by BAYER a royalty-bearing, exclusive license (or in the case of CNSI PATENT RIGHTS that CNSI has licensed from a third party, an exclusive sublicense) to make, use, sell, import, sublicense, and have made, used, sold, and imported LICENSED TECHNOLOGY under CNSI PATENT RIGHTS (which includes IMPROVEMENTS) in the FIELD in the TERRITORY.

3.2 Term of Grant: The license granted in Article 3.1 (CNSI Grant of Patent Rights) shall remain in force and effect until the expiration of the last to expire of the CNSI PATENT RIGHTS unless this Agreement is terminated earlier by either Party under Article 10 (Term and Termination).

3.3 Reservation of Rights to CNSI: The above notwithstanding, CNSI retains the right under CNSI PATENT RIGHTS to perform that research and other conduct that is specifically identified as CNSI's obligation under this Agreement. CNSI also retains the right to perform research and/or have research performed under CNSI PATENT RIGHTS in the FIELD *************************************ONLY AFTER BAYER is made aware of the proposed research in reasonable detail, and after BAYER approves in writing any third party with whom CNSI would contract for such research services, and after BAYER approves in writing any actual CNSI/third party research agreement relating to such research. Any such written approval will be provided by BAYER within sixty (60) days of CNSI's request for such approval.

3.4 CNSI Grant of Rights in Know How: CNSI hereby grants BAYER a royalty-bearing exclusive license, including the right to sublicense, to unlimited use of CNSI KNOW HOW (which includes IMPROVEMENTS) in the FIELD in the TERRITORY. The foregoing notwithstanding, CNSI retains the right under CNSI KNOW HOW to perform that research and other conduct that is specifically identified as CNSI's obligation under this Agreement. CNSI also retains the right to perform research and/or have research performed under CNSI KNOW HOW in the FIELD at its own expense
         ***********************************************************************
         ***********************************************************************
         **********************************************************************

3.5 CNSI Funded Research: CNSI may pursue research that is within the FIELD but outside the scope of BAYER funded research hereunder only according to the terms of Articles 3.3 (Reservation of Rights to CNSI), and 3.4 (CNSI Grant of Rights in Know How). CNSI must keep BAYER promptly informed of all material data and results of any such research that CNSI performs and/or has performed on at least a quarterly basis during the term of this agreement. *******************************************

         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         **********************************************************************.
         For clarification, any and all CNSI TECHNOLOGY, including IMPROVEMENTS, that arises out of CNSI funded research under Articles 3.3 (Reservation of Rights to CNSI), and 3.4 (CNSI Grant of Rights in Know How) during the term of this Agreement falls within the scope of the licenses granted herein and shall not be disposed of or otherwise used by CNSI contrary to the terms of this Agreement.
         **********************************************************************.

3.6 Term of Grant: The license granted in Article 3.4 (CNSI Grant of Rights in Know How) shall remain in force and effect according to Article 4.3.2.3, or Article 10.1 (Term and Expiration) or Article 10.2.2 (Effect of Termination), whichever occurs first.

3.7      BAYER Grant of Rights:

         3.7.1 BAYER grants no rights to CNSI hereunder for BAYER patents and/or know how that originate solely from BAYER EXCEPT for the limited right to use such patents and/or know how for the sole purpose of performing research and other conduct specifically identified under this Agreement.

         3.7.2    If BAYER terminates this Agreement upon notice under Article
                  10.3.3 (Without Cause), then all rights granted by BAYER in
                  Article 3.7.1 shall be revoked upon termination, and BAYER will negotiate in good faith with CNSI regarding a license of any BAYER patent and/or know how rights relating directly to PRODUCT that would, but for that license, preclude CNSI from making, using or selling PRODUCT.

3.8 Bankruptcy or Insolvency: All rights and licenses granted to BAYER under this Article 3 are, and shall be deemed to be, for purposes of
         Section 365(n) of the Bankruptcy Code, licenses of rights to "Intellectual Property" as defined under Section 101(35A) of the Bankruptcy Code. The Parties agree that BAYER, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code, including but not limited to BAYER's rights to continue to exercise the rights licensed hereunder.

                                    Article 4
                      LICENSE FEE, MILESTONES AND ROYALTIES

4.1 Consideration for License Granted: In consideration for the licenses granted under Articles 3.1 (CNSI Grant of Patent Rights) and 3.4 (CNSI Grant of Rights in Know How), BAYER shall pay CNSI one million dollars ($1,000,000) on or before January 11, 1999.

4.2      Milestone Payments :

         4.2.1    **************************************************************
                  **************************************************************
                  **************************************************************

         4.2.2    **************************************************************
                  **************************************************************
                  *************************************************************.

         4.2.3    **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  *************************************************************.

         4.2.4    **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************

         4.2.5    BAYER shall pay CNSI:

                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************

         4.2.6    **************************************************************
                  **************************************************************
                  **************************************************************

         4.2.7    **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************

4.3      Royalty Payments:

         4.3.1 Royalties for Patent Rights: In each country in which CNSI PATENT RIGHTS exist at the time of the first sale of PRODUCT in that country, and during such time that such rights have not been held invalid or unenforceable by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, or which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise, or has not expired, the following shall apply:

                  4.3.1.1  BAYER shall pay CNSI a royalty of
                           ******************************of NET SALES of each
                           PRODUCT sold in each country
                           for***************************** NET SALES for that
                           PRODUCT invoiced
                           in all such countries during each January through December fiscal year, and

                  4.3.1.2  *****************************************************
                           *****************************************************
                           *****************************************************
                           *****************************************************

                  4.3.1.3 Except for Article 4.3.1.4 below, when CNSI PATENT RIGHTS cease to exist in any country, as long as BAYER is not in default on any material term of this Agreement, then the patent license granted in this Agreement shall be deemed paid up, and BAYER shall be free to continue to commercialize PRODUCT in that country without any further payment due CNSI under this Agreement.

                  4.3.1.4 In any country in which CNSI PATENT RIGHTS cease to exist before
                           *************************************years from the
                           first invoiced sale of PRODUCT in that country has passed, then a royalty on NET SALES for that PRODUCT in that country shall be calculated under Article
                           4.3.2 (Royalties for Know How) for the remainder of the *************************************year period, whereupon Article 4.3.2.3 shall apply.

         4.3.2 Royalties for Know How: In each country in which no CNSI PATENT RIGHTS exist at the time of the first sale of PRODUCT in that country (that is, where no patents have issued by that date, or where patents have expired, or where patents have been found invalid and/or unenforceable by a court, governmental or administrative agency of competent jurisdiction, or where no patent applications were ever filed), The following shall apply:

                  4.3.2.1  *****************************************************
                           *****************************************************
                           *****************************************************
                           ***************************************

                  4.3.2.2  *****************************************************
                           *****************************************************
                           *****************************************************
                           ***************************************.

                  4.3.2.3  *****************************************************
                           *****************************************************
                           *****************************************************
                           *****************************************************
                           *****************************************************

                  4.3.2.4 The above notwithstanding, if PRODUCT is sold in a country where a patent application that is CNSI KNOW-HOW hereunder has been filed but has not yet issued as of the date of the first invoiced sale of

                           PRODUCT in that country, then, upon grant of CNSI PATENT RIGHTS in that country, a royalty on NET SALES of PRODUCT in that country shall be calculated according to Article 4.3.1 (Royalties for Patent Rights), and upon expiration of the patent term,
                           Article 4.3.1.3 shall apply.

         4.3.3    **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************

         4.3.4    **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  *************************************************************.

         4.3.5    License to Third Party Patent Rights:

                  4.3.5.1 If upon advice of its legal counsel, BAYER reasonably determines that, but for a license under any third party's issued United States patent and/or published patent application or patent granted outside the United States, BAYER could not legally develop and/or commercialize LICENSED TECHNOLOGY in the FIELD, then BAYER shall endeavor to obtain such license rights.
                           *****************************************************
                           *****************************************************
                           *****************************************************
                           *****************************************************

                  4.3.5.2 If BAYER chooses to enhance manufacture of any PRODUCT hereunder in a manner that would require a license from a third party to incorporate the desired (but not necessary to make, use and/or sell PRODUCT) enhancement, then BAYER may endeavor to obtain such license rights at its own expense.

         4.1.1    **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************

4.4      Accounting Records and Procedures

         4.4.1 Royalty Payments: BAYER shall make royalty payments due CNSI on a quarterly basis, within *************days following the end of each calendar quarter for which royalties are due. Each royalty payment shall be accompanied by a report summarizing the NET SALES of the PRODUCT on a country by country basis during the relevant three-month period, the currency conversion rate, if applicable, which royalty rate is being applied, the total royalty payments due, the taxes withheld, if any.

         4.4.2 Currency: Royalty payments shall be made in United States dollars. The currency in which NET SALES were invoiced shall be converted to United States dollars on the date of payment of the royalty due using the applicable commercial rate of exchange for buying US dollars with that currency that is the closing selling rate for such currency, quoted as local currency per US$1, published in the Wall Street Journal for the last business day of the Quarter for which such payments are due.

         4.4.3 Records and Audits: BAYER will maintain accounting records in such form and detail as to substantiate BAYER's accounting of royalty payments to CNSI. BAYER shall make those records available for audit by a mutually agreeable nationally recognized accounting firm at CNSI's written request and expense for the sole purpose of verifying the correctness of calculations and classifications of such revenues, net sales, costs, expenses, or payments made under this Agreement. BAYER shall preserve its records for any calendar year for a period of three (3) years following the close of that calendar year. Upon expiration of three (3) years, the calculation of royalties payable with respect to such year shall be binding and conclusive upon CNSI, and BAYER shall be released from any liability or accountability with respect to royalties for such year.

         4.4.4 Confidentiality of Financial Reports: CNSI agrees to hold in confidence according to Article 7 (Confidentiality) all information concerning royalty payments and financial reports, and all information learned in the course of any audit except to the extent disclosure by CNSI is required by law. If CNSI believes disclosure is required by law, CNSI shall immediately so notify BAYER and shall assist BAYER in maintaining BAYER's rights at BAYER's expense.

         4.4.5 Payment of taxes: CNSI shall be responsible for any and all taxes, levies or charges assessed against royalty payments it receives under this Agreement. If laws or regulations require that taxes be withheld on royalty payments, BAYER will

                  a) deduct those taxes from the amount of royalty payment due CNSI,

                  b) pay the taxes to the proper taxing authority in a timely manner, and

                  c) send proof of payment to CNSI within sixty (60) days following that payment.

                  The Parties agree to cooperate to obtain the benefit of any tax treaty with respect to such royalty payments.

         4.4.6 Sublicensees: In the event BAYER sublicenses PRODUCT to any third party for the purpose of allowing the third party to sell PRODUCT other than contract manufacturing for BAYER, the agreement with the sublicensee shall include an obligation for the sublicensee to account for and report its net sales of PRODUCT on the same basis as if such sales were made by BAYER, and BAYER shall pay royalties to CNSI under this Agreement as if the net sales of PRODUCT of the sublicensee were NET SALES of BAYER.

         4.4.7 Non-Product Related Sublicenses: In the event BAYER sublicenses any CNSI PATENT RIGHTS and/or CNSI KNOW HOW to a third party for the purpose of the third party's avoiding infringement of such rights, or for some other reason other than for third party sale of PRODUCT under Article 4.4.6 (Sublicensees), then *************************************of any payment paid to BAYER by the third party shall pass through BAYER to CNSI, and rights in such agreement shall be assignable to CNSI in the event of termination of this Agreement.

                                    Article 5
                               SUPPLY of MATERIAL

5.1 Research Material: All material, whether made by or on behalf of either CNSI or BAYER, that is within the scope of CNSI TECHNOLOGY and that exists on the EFFECTIVE DATE shall be freely shared between the Parties, as designated by the RESEARCH STEERING COMMITTEE, for the purpose of completing the RESEARCH PROTOCOL. All amounts of such material required beyond what exists as of the EFFECTIVE DATE shall be supplied by BAYER, as shall be determined by the RESEARCH STEERING COMMITTEE. ***********************************************************
         ***********************************************************************
         ***********************************************************************

5.2 Other Material: Subject to Article 5.1 (Research Material), BAYER has the right to and shall manufacture or otherwise provide all amounts of material within the scope of LICENSED TECHNOLOGY necessary for BAYER to perform its responsibilities under this Agreement, including all material required to perform all development studies, as well as all material necessary for BAYER's marketing and sale of PRODUCT hereunder.

5.3 BAYER Cost of Manufacture: BAYER shall be responsible for all its costs of manufacture of material under Article 5.2 (Other Material), including all fixed and variable costs.

                                    Article 6
                            PRODUCT COMMERCIALIZATION

6.1 Right to Commercialize: BAYER and its designated AFFILIATES, as the exclusive licensees of LICENSED TECHNOLOGY in the FIELD in the TERRITORY as stated in Article 3, have the sole right to promote, market, distribute and sell, and/or have promoted, marketed, distributed and sold, PRODUCT in its name in the TERRITORY.

6.2      Co-Promotion : If BAYER, *************************************, decides to sell any PRODUCT in the United States under a trade mark through the efforts of its own sales force as well as another entity's sales force ("co-promote"), and if, at that time, CNSI has its own sales force *************************************experienced in marketing products in the appropriate therapeutic areas, and the combination of CNSI sales staff with BAYER sales staff will, *************************************, synergistically increase product sales in a cost effective manner, then the Parties will negotiate in good faith to determine if they can reach agreement regarding such co-promotion. To be authorized, any such co-promotion shall be the subject of a separate written agreement between the Parties.

6.3 Cost of Commercialization: BAYER shall be responsible for all costs of commercialization of PRODUCT hereunder except, should CNSI co-promote PRODUCT under Article 6.2 (Co-Promotion), costs and benefits of commercialization shall be negotiated in good faith between the Parties and shall be the subject of a separate written agreement.

6.4      Product Liability:  See Article 12.1 (Indemnification).

6.5 Trade Marks: BAYER and/or its AFFILIATES shall own all rights in any and all trademarks for PRODUCT(s) commercialized hereunder. BAYER and/or its AFFILIATES shall have sole responsibility for selection, clearance and registration of said trademarks and for quality assurance pertaining to the PRODUCT(s) bearing said trademarks. CNSI shall cooperate with BAYER and/or its AFFILIATES and assist BAYER, if so requested by BAYER, in the registration, defense and maintenance of said trademarks. BAYER shall be responsible for all decisions and costs relating to clearance, registration, defense and maintenance of trademarks for the PRODUCT(s).

                                    Article 7
                                 CONFIDENTIALITY

7.1 Definition: CONFIDENTIAL INFORMATION is any meeting minutes generated by the RESEARCH STEERING COMMITTEE and any RESEARCH PROTOCOL(s), as well as all DATA generated hereunder, and any and all data and/or other information related to the CNSI TECHNOLOGY and/or the FIELD which is proprietary to the disclosing Party and not generally known, including technological information not limited to compound(s), composition(s), formulation(s) and/or, manufacturing information, and including business information not limited to commercial forecasts, plans, programs, customers, assets, financial projections, and costs. CONFIDENTIAL INFORMATION also includes information described in Article
         2.1.5.2 (Functions and Authority), Article 2.1.8 (Disbanding), Article
         2.2.11 (Rights in DATA), Article 2.3.7 (Reporting), Article 4.4.4 (Confidentiality of Financial Reports), and Article 8.4 (Invention Disclosure).

7.2 Obligations: Each Party agrees to hold all of the other Party's CONFIDENTIAL INFORMATION received or generated hereunder in confidence and neither disclose it to any third party nor allow any third party access to it nor use it for any purpose other than as specified by this Agreement. The above notwithstanding, BAYER may disclose CONFIDENTIAL INFORMATION to its AFFILIATES which are bound by like terms of confidentiality as those stated herein..

7.3 Exceptions: These obligations of non-disclosure and non-use shall not apply to CONFIDENTIAL INFORMATION which:

         (a) was, at the time of disclosure, in the possession of the receiving Party and was not previously acquired from or on behalf of the disclosing Party on a confidential basis,

         (b) was in the public domain prior to disclosure, or became, after disclosure, publicly known through no fault of the receiving Party,

         (c) was developed by or on behalf of the receiving Party independent of its receipt of CONFIDENTIAL INFORMATION from the disclosing Party,

         (d) was received from a third party who rightfully made such disclosure,

         (e) was approved for use or release by written authorization from the disclosing Party prior to such use or release by the receiving Party, or

         (f) is required to be disclosed by operation of law, governmental regulation or court order provided the receiving Party gives the disclosing Party notice of such disclosure prior to making such disclosure, and the receiving Party uses all reasonable effort to cooperate in securing confidential protection for such information.

         Any specific CONFIDENTIAL INFORMATION shall not be deemed to fall within (a), (b), (c), (d), (e) or (f) above merely because it falls within the scope of more general information within one of these exceptions.

7.4 Term of Confidentiality: These obligations of confidentiality and nonuse are binding throughout the duration of this Agreement and remain in force for a period of ten (10) years from the date of its expiration.

7.5 Return of Information: Upon termination and upon request from the disclosing Party, the receiving Party agrees to promptly return all originals and copies of CONFIDENTIAL INFORMATION received, as well as permanently delete all electronically or otherwise stored CONFIDENTIAL INFORMATION from all systems containing such INFORMATION, except that one copy may be retained by legal counsel solely as a measure of the receiving Party's obligations under this Agreement.

7.6      Business Publications:

         7.6.1 Neither Party may disclose any information regarding the nature and/or occurrence of this transaction, or the nature and/or occurrence of any event or information occurring as a result of this transaction without the prior written consent of the other Party, except that BAYER may disclose such information to its AFFILIATES or sublicensees that are under like terms of confidentiality as those stated herein without such consent. Any such information that is required by law to be disclosed by either Party shall first be submitted to the non-disclosing Party for such written approval, which shall not be unreasonably withheld, prior to such publication. This restriction shall not apply to such information that is already publicly available through no fault of the disclosing Party.

         7.6.2    **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************

                                    Article 8
                             INVENTIONS AND PATENTS

8.1      **************************************************************
         **************************************************************
         **************************************************************
         **************************************************************
         **************************************************************

8.2      **************************************************************
         **************************************************************
         **************************************************************
         **************************************************************
         **************************************************************

8.3 Joint Inventions: Each Party shall own an undivided, one-half interest in any IMPROVEMENT(s) made jointly by BAYER and CNSI under this Agreement. The Parties agree to consult with one another prior to taking any action to obtain patent protection for such joint IMPROVEMENT(s).

8.4 Invention Disclosure: CNSI shall promptly disclose to BAYER any IMPROVEMENTS arising under this Agreement. BAYER agrees to hold such disclosure on a confidential basis under the same terms regarding confidentiality as described in Article 7 (Confidentiality). CNSI agrees to keep BAYER informed of the filing and status of any patent application or patent pertaining to this Agreement, and, if BAYER so requests, shall give BAYER ample time in which to review and comment on the substance and scope of any proposed submission to any patent authority concerning any CNSI patent application hereunder.

8.5 Know-how: Any CNSI IMPROVEMENT which is not patented due to its failure to qualify for patent protection or due to a determination not to submit a patent application, shall be considered CNSI KNOW HOW hereunder.

8.6 CNSI Patent Maintenance: CNSI shall not abandon or for any other reason allow any CNSI PATENT RIGHTS to be terminated without first giving BAYER sufficient notice to allow BAYER to determine whether it would be interested in pursuing those rights in its own name and at its own expense.

8.7 BAYER Patent Maintenance: : BAYER shall not abandon or for any other reason allow any BAYER patent rights relating to the research performed by BAYER hereunder to be terminated without first giving CNSI sufficient notice to allow CNSI to determine whether it would be interested in pursuing those rights in its own name and at its own expense.

8.8      **************************************************************
         **************************************************************
         **************************************************************
         **************************************************************
         **************************************************************
         **************************************************************
         **************************************************************
         **************************************************************
         **************************************************************
         **************************************************************

8.9 Assignment of Rights: To the extent that BAYER assumes the responsibility for filing, obtaining and/or maintaining any patent applications and/or patents on IMPROVEMENTS under Article 8.8 (BAYER/CNSI Patents), CNSI agrees to promptly assign such patent application(s) and/or patent(s) to BAYER and to readily assist BAYER in obtaining, maintaining and defending such patents at BAYER's expense but without further payment to CNSI. Any CNSI PATENT RIGHTS assigned to BAYER under this Article 8.9 (Assignment of Rights) shall become BAYER patent rights and shall no longer be considered CNSI PATENT RIGHTS hereunder.

8.10 No Waiver: By entering into this Agreement, subject to Article 8.9 (Assignment of Rights) and the licenses granted in this Agreement, neither Party waives or forfeits any of its rights to any patent that it owns and that exists at the EFFECTIVE DATE, or to any IMPROVEMENT that it owns either jointly or solely.

8.11 Cost of CNSI Patents: BAYER may, in its sole discretion, choose to have CNSI continue to file, prosecute and maintain patent applications that are CNSI KNOW HOW and CNSI PATENT RIGHTS and shall be given reasonable time and notice to comment on proposed actions concerning such rights, or it may choose to assume filing, prosecution and maintenance of such rights directly or indirectly, through outside counsel of its choice, and will give CNSI reasonable time and notice to comment on proposed actions concerning CNSI KNOW HOW and CNSI PATENT RIGHTS. In any event BAYER shall reimburse CNSI for all necessary and reasonable, direct, actual patent costs incurred by CNSI for CNSI PATENT RIGHTS and patent applications that are CNSI KNOW HOW (including IMPROVEMENTS) that accrue after the EFFECTIVE DATE but during the term of this Agreement.

8.12 Reimbursement of Costs: All patent costs to be reimbursed by BAYER under Article 8.11 (Cost of CNSI Patents) shall be first paid by CNSI. The invoice shall then be forwarded to BAYER. BAYER will pay CNSI the invoice amount, not including fees for unreasonable extensions of time and other extra fees that were under the control of CNSI, within forth five (45) days of receipt of such invoice.

8.13 No further interest in patents/applications: If, at any time during the Agreement, BAYER determines that it has no further commercial interest in any particular patent(s)/application(s) that are CNSI KNOW HOW or CNSI PATENT RIGHTS, then BAYER shall so notify CNSI in writing. BAYER shall incur no further payment obligations regarding those particular patents/applications as of the date of such written notice, and the license granted to BAYER for those particular patents/applications hereunder shall be revoked as of the same date. BAYER shall give CNSI the notice described above in sufficient time to allow CNSI to maintain any rights in any such CNSI KNOW HOW or CNSI PATENT RIGHTS in which BAYER is no longer interested.

                                    Article 9
                               Patent Infringement

9.1      Infringement by Third Parties:

         9.1.1 Notification: If any claims in CNSI PATENT RIGHTS exclusively licensed to BAYER hereunder are believed to be infringed by a third party in a country where LICENSED TECHNOLOGY is being or will be sold, the Party first having knowledge of such infringement shall promptly so notify the other Party in writing. Such notice shall set forth in reasonable detail the facts of that infringement as are then known.

         9.1.2    **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************

         9.1.3    Distribution of Awards:
                  **************************************************************
                  **************************************************************
                  If CNSI brings suit under Article 9.1.2 (Initiating Proceedings), then BAYER shall reimburse CNSI within forty-five (45) days of receipt of an itemized invoice for CNSI's reasonable expenses incurred in pursuing the award.
                  ********************************

                  **************************************************************
                  ********************** Any award monies shall be added to BAYER's NET SALES for the calendar year in which they were received, and shall be included in the calculation of NET SALES for purposes of determining the amount of royalties due according to Article 4.3 (Royalty Payments). If BAYER brings suit under Article 9.1.2 (Initiating Proceedings), then BAYER shall first credit against any award received BAYER's reasonable expenses incurred in pursuing the award, after which the remaining amount shall be added to BAYER's NET SALES for the calendar year in which they were received, and shall be included in the calculation of NET SALES for purposes of determining the amount of royalties due according to Article
                  4.3 (Royalty Payments).

         9.1.4 Voluntary Disposition: No settlement or consent judgment or other voluntary final disposition of a suit under this Article
                  9.1 may be entered into by either Party without the prior consent of the other Party.

9.2      Claims Against LICENSED TECHNOLOGY:

         9.2.1    **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************

         9.2.2    **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************

         9.2.3    **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************

                 ************************************************
                 *******************************
                                   Article 10
                              Term and Termination

10.1 Term and Expiration: This Agreement shall be effective as of the EFFECTIVE DATE and, unless terminated earlier pursuant to this Article 10 (Term and Termination), the Agreement shall expire on a country by country basis on the expiration of BAYER's obligations to pay royalties under the Agreement, at which time, as long as BAYER is not in material default hereunder, BAYER shall have a paid-up, irrevocable, license to practice LICENSED TECHNOLOGY as stated elsewhere herein.

10.2     Termination by CNSI:

         10.2.1 For Cause: If CNSI believes in good faith that BAYER is in material breach of any material provision of this Agreement, including failure to make payments due hereunder, and BAYER has not cured such breach or initiated dispute resolution measures according to Article 12.6 (Dispute Resolution) concerning the alleged breach within ninety (90) days of receipt of written notice of material breach from CNSI detailing the alleged breach, then CNSI may terminate this Agreement as of the ninetieth (90th) day after the date of BAYER's receipt of its written notice of material breach.

         10.2.2 Effect of Termination: Termination of this Agreement for cause by CNSI under Article 10.2 shall not relieve BAYER of any obligation that accrued prior to such termination. Termination for cause shall cause the revocation of all licenses and other rights granted under this Agreement as of the date of termination. However, BAYER shall have the right to dispose of any inventory of bulk and/or finished PRODUCT it has as of the date of termination, according to the terms of this Agreement. This Article shall survive termination of this Agreement.

10.3     Termination by BAYER:

         10.3.1 Upon Written Notice: At any time during this Agreement, BAYER may terminate this Agreement one hundred twenty (120) days from the date of written notice to CNSI of such termination whereupon all licenses granted hereunder stand revoked, and any inventory remaining shall be forwarded to CNSI at CNSI's expense or destroyed, at CNSI's option. If such termination takes place before CNSI completes all research described in the RESEARCH PROTOCOL for which CNSI is responsible hereunder, and, therefore, an overage has been paid by BAYER in relation to the actual COST OF RESEARCH, the amount of the overage shall be refunded to BAYER in full within ninety (90) days of such termination.

         10.3.2 Duty to Mitigate: BAYER will pay CNSI's COST OF RESEARCH through the 120 day termination period identified in Article
                  10.3.1 (Upon Written Notice). However, immediately upon receipt by CNSI of notice of termination according to Article
                  10.3.1 (Upon Written Notice), CNSI shall take immediate steps to cease accruing, or, if that is not possible, to mitigate any COST OF RESEARCH that was not already incurred or committed as of the date of receipt of such notice.

         10.3.3 Without Cause: If such termination is without cause against CNSI, (for example, or failure to receive necessary regulatory approvals, or economic unfeasibility in BAYER's judgment,) then CNSI shall have the right to negotiate in good faith for a license from BAYER for any BAYER patents, patent applications, know-how, trademarks (excluding the Bayer Cross, trademarks containing the word "Bayer", and trademarks containing the syllable "Bay"), and/or right of reference to regulatory filings and/or approvals the lack of which could preclude CNSI from practicing LICENSED TECHNOLOGY as sold or contemplated to be sold by BAYER hereunder. If CNSI chooses to exercise its right to negotiate under this clause within one year of termination without cause, then BAYER shall negotiate in good faith for such a license.

         10.3.4 With Cause: If CNSI is in material breach of this Agreement (for, for example but not by way of limitation, failure to meet its obligations under the RESEARCH PROTOCOL), and has not cured such breach or initiated dispute resolution procedures under Article 12.7 (Dispute Resolution) within ninety (90) days of receipt of notice of termination under Article 10.3.1 (Upon Written Notice), then such termination is with cause, and BAYER may, at its option, terminate the entire Agreement, or may terminate only the Research Program hereunder whereupon the RESEARCH STEERING COMMITTEE disbands according to Article
                  2.1.7 (Disbanding), and CNSI's reservation of rights under
                  Article 3.3 (Reservation of Rights to CNSI) are revoked, and, all other terms and conditions of this Agreement, including royalty obligations, remain in full force and effect, and BAYER has the right to perform or have performed any research concerning LICENSED TECHNOLOGY in the FIELD at its own expense during the remaining term of this Agreement. If BAYER chooses to terminate only the Research Program hereunder, CNSI agrees to the timely transfer of technology along with technical assistance (provided BAYER reimburses CNSI for all pre-approved actual costs incurred by CNSI therefor).

         10.3.5   Termination Upon Reorganization
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************

10.4 Disposition of Inventory: BAYER may dispose of its inventory of PRODUCT(s) on hand as of the effective date of termination, and may fill any orders for PRODUCT(s) accepted prior to the effective date of termination, for a period of twelve (12) months after the effective date of termination, and, within thirty (30) days after disposition of such inventory and fulfillment of such orders (and in any event within fourteen (14)months after termination) BAYER will forward to CNSI a final report and pay all royalties due for NET SALES in such period.

                                   Article 11
                         Representations and Warranties

11.1 Corporate Existence and Power: Each Party represents and warrants to the other Party that (a) it is a corporation duly organized and validly existing and in good standing under the laws of the state in which it is incorporated; (b) it has the corporate power and authority and the legal right to own its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (c) it is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not have a material adverse effect on the properties, business, financial or other condition of such Party and would not materially adversely affect such Party's ability to perform its obligations under this Agreement.

11.2 Authorization and Enforcement of Obligations: Each Party represents and warrants to the other Party that it has the corporate power and authority and legal right to enter into this Agreement and to perform its obligations hereunder; and that this Agreement has been duly executed and delivered on behalf of each Party and, except as it may be limited by applicable law, constitutes a legal, valid, binding obligation, according to its terms.

11.3 Consents: Each Party represents and warrants to the other Party that all necessary consents, approvals and authorizations of all governmental authorities and others required to be obtained by each Party in connection with this Agreement have been obtained.

11.4 No Conflict: Each Party represents and warrants to the other Party that the execution and delivery of this Agreement and the performance of such Party's obligations hereunder do not conflict with or violate any requirement of applicable laws or regulations, and do not conflict with, or constitute a default under any contractual obligation of such Party.

11.5 Authorization of Obligations: The execution, delivery and performance by each Party of this Agreement have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of its stockholders or any other third party that has not been received by the EFFECTIVE DATE, (b) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect that have applicability to it or any provision of its charter documents or (c) result in a breach of or constitute a default under any material agreement, mortgage, lease, license, permit or other instrument or obligation to which it is a party or by which it or its properties may be bound or affected.

11.6 CNSI Representations: CNSI represents and warrants to BAYER that as of the date of this Agreement:

         11.6.1 CNSI has disclosed to BAYER any and all pertinent information of which it is aware and of which it, using its best efforts, should be aware as of the EFFECTIVE DATE of this Agreement as is material to and reasonably necessary for BAYER to accurately evaluate its interest in entering into this Agreement.

         11.6.2 CNSI is the sole owner of, or the exclusive worldwide licensee of CNSI PATENT RIGHTS and CNSI KNOW HOW, with right to grant to BAYER the rights granted in this Agreement, free and clear of any liens or encumbrances which would prevent or impair the grant of such rights.

         11.6.3 CNSI has not assigned or conveyed any interest in CNSI PATENT RIGHTS or CNSI KNOW HOW licensed to BAYER under this Agreement, or entered into any agreement or made any commitment which is inconsistent with or in derogation of the rights granted to BAYER hereunder.

11.7 Certain Covenants of CNSI and BAYER: Throughout the term of this Agreement, CNSI and BAYER each shall:

         11.7.1 Maintain and preserve its corporate existence, rights, franchises and privileges in the jurisdictions of its formation.

         11.7.2 Comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of any government authority to the extent necessary to perform its obligations hereunder, except for those laws, rules, regulations, and orders it may be contesting in good faith.

                                   Article 12
                                  Miscellaneous
12.1     Indemnification:

         12.1.1   **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************

         12.1.2   **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************


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                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************

         12.1.3 Force Majeure: Any delay in the performance of any of the obligations of either Party (except for the payment of money) shall not be considered a breach of this Agreement and the time required for performance shall be extended for a period equal to the period of such delay, provided that such delay has been caused by or is the result of any act of God, acts of the public enemy; insurrections; riots; embargoes; labor disputes such as strikes, lockouts or boycotts; fires; explosions; floods; earthquakes; mudslides; or other unforeseeable causes beyond the control of the Party so affected. The Party so affected shall give prompt notice to the other Party of such cause, and shall take whatever reasonable steps are necessary to relieve the effect of such cause as rapidly as reasonable.

         12.1.4 Survival: The following Articles shall survive expiration or termination of this Agreement: Article 3.7.2 (Bayer Grant of Rights); Article 4.4.3 (Records and Audits); Article 4.4.4 (Confidentiality of Financial Reports); Article 4.4.5 (Payment of Taxes); Article 4.4.7 (Non-Product Related Sublicenses);
                  Article 6.5 (Trademarks); Article 7 (Confidentiality); Article
                  8.2 (Sole Inventions); Article 8.3 (Joint Inventions); Article
                  9.1.3 (Distribution of Awards); Article 9.2.3 (Patent Indemnification); Article 10.2.2 (Effect of Termination);
                  Article 10.4 (Disposition of Inventory); Article 12.1 (Indemnification); and Article 12.7 (Dispute Resolution).

         12.1.5 Notice: Whenever any notice is to be given hereunder, it shall be in writing and shall be deemed received on the day delivered, if delivered by courier on a business day, or if sent by first-class certified or registered mail, postage prepaid, to the following addresses

         CNSI:             Cambridge NeuroScience, Inc.
                           One Kendall Square, Building 700
                           Cambridge, MA 02139
                           Attention: President and CEO

         BAYER:            Bayer AG
                           Pharmaceuticals Business Group
                           D-51368 Leverkusen, Germany
                           Attention: International Cooperations and Licensing

         with a copy to:   Bayer AG
                           KB-RP
                           D-51368 Leverkusen, Germany
                           Attention:  Patents and Licensing/Pharma

12.2 Waivers: No waiver of any term, provision, or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be construed as a further or continuing waiver of any such term, provision, or condition of this Agreement unless reduced to writing signed by an authorized representative of each Party.

12.3 Applicable Law: This Agreement shall be construed under the substantive laws of the State of Connecticut, without reference to its conflicts of laws provisions.


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
12.4 Dispute Resolution: Except when the provisions in Article 2.1.7 (Dispute Resolution) apply, should any dispute arise between the Parties concerning this Agreement, the Parties agree to first attempt to resolve the dispute in good faith between the Parties through meetings between the President of BAYER's Pharmaceutical Division and the President of CNSI before resorting to any other forum for a remedy. If resolution of the dispute is not reached between the Presidents within sixty (60) days of their first meeting to discuss such dispute, then the Parties must promptly initiate mediation in good faith through JAMS Endispute or another mutually agreeable, recognized mediation group. If settlement has not been reached through mediation within sixty (60) days of the first meeting among each Party and the mediator, then either Party may bring suit against the other. If CNSI files suit against BAYER, CNSI agrees to do so in New Haven County, Connecticut, and If BAYER files suit against CNSI, BAYER agrees to do so in Suffolk County, Massachusetts.

12.5     Assignment:************************************************************
         ***********************************************************************
         ***********************************************************************
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         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
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         ***********************************************************************

12.6 Severability: If any provision of this Agreement is held to be illegal or unenforceable, that provision shall be limited to the minimum extent necessary or, if necessary, eliminated, so that this Agreement shall otherwise remain enforceable and in full force and effect

12.7 Integration Clause: This Agreement is the sole agreement with respect to the subject matter hereof, and supersedes all proposals, negotiations, conversations, discussions, agreements and/or representations, whether oral or written, including any industry custom or past dealing between the Parties relating to the subject matter of this Agreement. The Parties agree that any and all obligations between the Parties that are outside the terms of this Agreement and that relate to the subject matter of this Agreement that preceded the EFFECTIVE DATE of this Agreement have been satisfactorily executed or are null and void.

12.8 Amendment of Agreement: No change, modification, extension, termination, waiver or other amendment of this Agreement or any of the provisions contained herein, shall be valid unless made in writing and signed by a duly authorized representative of each Party.


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
This Agreement is agreed to and accepted by:

Bayer AG                                        Cambridge NeuroScience, Inc.

By:  /s/ Dr. Brandan                            By:/s/ Harry W. Wilcox

Title:Direktor                                  Title: President and CEO

Date:December 18, 1998                          Date: December 23, 1998


                  and


By:  /s/ I Villetebro

Title:  Patents and licensing

Date: December 18, 1998


                                 [IN DUPLICATE]


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
                                   Appendix 1
                                  CNSI KNOW HOW
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
                                   Appendix 2
                               CNSI PATENT RIGHTS

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
                                   Appendix 3
                               RESEARCH PROTOCOL

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
                                   Appendix 4
                           CNSI Third Party Contracts
                           Related to CNSI TECHNOLOGY
       CAMBRIDGE NEUROSCIENCE'S GGF-2 RELATED MATERIAL TRANSFER AGREEMENTS

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
                                   Appendix 5
                     CNSI Subcontractees and Proposed Budget

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